Exhibit 99.1

Kodiak, a Leading Provider of AI-Powered Autonomous Vehicle Technology, to Go Public Via Business Combination With Ares Acquisition Corporation II

•	Kodiak’s AI-powered autonomous platform is built to handle some of the world’s toughest trucking jobs and has logged over 2.6 million autonomous miles in real-world conditions

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Kodiak has the first publicly-announced driverless trucks in commercial operations and has strong customer traction across multiple target applications in an estimated $4+ trillion total addressable market

•	Generates recurring revenue through driverless operations in the Permian Basin and autonomously delivering goods daily for customers in locations around the U.S.

•	Kodiak has secured a firm commitment from its strategic partner, Atlas Energy Solutions (NYSE: AESI), for an initial order of 100 trucks

•	Transaction places a pre-money equity value on Kodiak of approximately $2.5 billion, with existing Kodiak equity holders rolling 100% of their interests into the combined company

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New and existing Kodiak institutional investors including Soros Fund Management, ARK Investments and Ares have funded or committed over $110 million in financing to support the transaction alongside approximately $551 million of cash held in trust

•	Additionally, existing Kodiak investor ARK Investments has expressed its continued support of Kodiak. Kodiak was featured in ARK’s Big Ideas 2025 report

MOUNTAIN VIEW, Calif. and NEW YORK (April 14, 2025) — Kodiak Robotics, Inc. (“Kodiak” or the “Company”), a leading provider of AI-powered autonomous vehicle technology, and Ares Acquisition Corporation II (NYSE: AACT) (“AACT”), a publicly traded special purpose acquisition company, today announced they have entered into a definitive business combination agreement through which Kodiak will become a publicly-listed company. AACT is an affiliate of Ares Management Corporation (NYSE: ARES) (“Ares”).

Kodiak is a pioneering autonomous driving company developing technology to address critical challenges in the transportation industry, including driver shortages, demands for shorter delivery timelines, and rising costs. Kodiak’s single-platform automated driving system, the Kodiak Driver, combines advanced AI-driven software with modular hardware. The Kodiak Driver integrates learnings from real-world experience across commercial trucking and public sector applications to continuously improve AI models and increase reliability and efficiency in a wide range of environments. Kodiak’s platform is designed to enable technology integration with customers’ existing operations, providing a flexible, scalable, Driver-as-a-Service solution tailored to customers’ needs.

Kodiak was founded in 2018 by industry veteran, Don Burnette, with a vision of becoming the trusted world leader in autonomous ground transportation dedicated to commercializing driverless trucking at scale. In 2024, we believe Kodiak became the first company to announce delivery of a driverless trucking product to a customer. Today, Kodiak provides differentiated solutions that are demonstrated to make costs more efficient and predictable, enhance fuel economy, and enhance safety across the commercial trucking and public sector markets. By partnering with AACT and accessing the public markets, Kodiak is expected to accelerate its go-to-market strategy that aims to address an estimated $4+ trillion global opportunity.

“This is a remarkable milestone for the Kodiak team and reinforces our confidence in the significant value proposition we see in our differentiated driverless technology,” said Burnette, Founder and CEO of Kodiak. “We believe entering the public markets will accelerate our strategy to expand our existing partner relationships, provide our technology to a broader customer base, and deliver enhanced solutions across the commercial trucking and public sector industries. Further, with Kodiak’s disciplined approach to capital management, along with strategic and financial support from Ares, we believe we are well-positioned to execute on our long-term growth plans. On behalf of the entire Kodiak team, we are thrilled to be working with Ares and AACT as we continue to drive our mission to create a safer and more efficient future for the trucking industry.”

“As an early-mover in autonomous trucking and first to deliver a commercial driverless product to a customer, Kodiak has quickly set itself apart as an industry leader in a significant addressable market,” said David Kaplan, Chief Executive Officer and Co-Chairman of the Board of Directors of AACT and Co-Founder of Ares. “We are excited to partner with Don and the Kodiak team as they seek to further capitalize on significant industry tailwinds and deliver value for their stakeholders.”

“We believe Kodiak’s scalable technology, combined with its established network, position the Company to meet the evolving and growing demands of its customers and communities,” said Allyson Satin, Chief Operating Officer of AACT and Partner at Ares. “We look forward to lending Ares’ decades of experience investing and navigating through dynamic market environments in support of Kodiak’s long-term goals.”

Key Investment Highlights

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Leading AI-Powered Automated Driving System on Single Technology Platform: Kodiak leverages an integrated hardware and software architecture across all deployments to increase reliability, scalability, and efficiency while continuously learning across domains. The Kodiak Driver has logged over 2.6 million autonomous miles in real-world conditions and has been developed for scalability and adaptability to all vehicle types.

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First to Market With Fully Active Driverless Semi-Truck Operations: Through its partnership with Atlas Energy Solutions (“Atlas”), Kodiak-powered driverless trucks have surpassed 750 hours of commercial driverless operations across West Texas’s Permian Basin without a human driver on board. This milestone marks the first publicly announced deployment of customer-owned autonomous semi-trucks in real-world operations. Kodiak expects to support Atlas in further expanding its fleet in 2025; in March 2025, the Company secured a firm commitment from Atlas to order an initial 100 trucks, after exceeding key performance and operational milestones.

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Commercial Trucking Business Generating Recurring-Revenue Today: Kodiak’s Driver-as-a-Service business model is tailored to meet the unique needs of its customers by charging customers either a per truck or per mile recurring license fee. Today, Kodiak earns recurring revenue through its partnership with Atlas, and owns and operates autonomous trucks that generate a fee paid per delivery.

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Strong Customer Traction Across Multiple Target Applications: In addition to Atlas, Kodiak’s partner-first approach has resulted in collaborations with major industry players including Bridgestone, C.R. England, J.B. Hunt, Martin Brower, and Werner Enterprises. In addition, Kodiak was awarded a contract by the U.S. Department of Defense and has received approximately $30 million to adapt its autonomous technology for U.S. Army vehicles.

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Estimated $4+ Trillion Total Global Addressable Market Across Target End Markets: Today, Kodiak’s lane network operates primarily in the Sunbelt region, serving some of the most freight-dense lanes in the U.S. With what we believe is a supportive regulatory environment, partnerships with leading shippers and carriers and a today-ready platform, Kodiak estimates a roughly $1 trillion market opportunity in the U.S. alone, with the potential for a total global addressable market of over $4 trillion.

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Deep Management Expertise: Kodiak is led by a team of autonomy veterans with expertise in AI, software, and operations, backed by experience in trucking and the deployment of autonomous systems. The management team is supported by a team of more than 200 people to develop Kodiak’s technology and grow the business.

Transaction Overview

The proposed business combination ascribes a pre-money equity value of $2.5 billion to Kodiak. The combined company is expected to receive approximately $551 million of cash held in AACT’s trust account at closing, assuming no redemptions of existing AACT shares and based on trust value per share as of December 31, 2024. Additionally, certain institutional investors, including affiliates of Soros Fund Management, ARK Investments and Ares, have invested or committed over $110 million to support the transaction. Additionally, existing Kodiak investor ARK Investments has expressed its continued support of the Company.

The boards of directors of both Kodiak and AACT have unanimously approved the proposed business combination, which is expected to close in the second half of 2025, subject to approval by AACT and Kodiak stockholders and the satisfaction or waiver of customary closing conditions. Upon the closing of the proposed business combination, the combined company will be named Kodiak AI, Inc., and its common stock and public warrants are expected to be listed on a national stock exchange and trade under the ticker symbols KDK and KDK WS, respectively, subject to approval by the relevant exchange.

For a summary of the material terms of the transaction, as well as a copy of the business combination agreement and investor presentation, please see the Current Report on Form 8-K to be filed by AACT with the U.S. Securities and Exchange Commission (the “SEC”) available at www.sec.gov. Additional information about the proposed business combination will be described in the registration statement on Form S-4 relating to the transaction (the “Registration Statement”), which AACT and Kodiak will file with the SEC.

Investor Presentation

Kodiak and AACT will host a joint investor presentation to discuss the proposed business combination. To listen to the webcast or a replay of the presentation, please visit the Kodiak Investor Relations website at kodiak.ai/investors.

For Investor Relations, including a copy of the presentation as filed with the SEC, please visit the Kodiak website at kodiak.ai/investors, or the AACT website at www.aresacquisitioncorporationii.com or the SEC’s website at www.sec.gov.

Advisors

Citigroup Global Markets Inc. and J.P. Morgan Securities LLC are serving as capital markets advisors to AACT. Kirkland & Ellis LLP is serving as legal advisor to AACT. Ropes & Gray LLP is acting as legal advisor to the capital markets advisors.

Chardan and TD Cowen are acting as Financial and Capital Markets advisors to Kodiak. Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal advisor to Kodiak. Greenberg Traurig, LLP is serving as legal advisor to TD Cowen.

The Blueshirt Group is serving as investor relations advisors for Kodiak.

About Kodiak Robotics, Inc.

Kodiak Robotics, Inc. was founded in 2018 and has become a leader in autonomous ground transportation committed to a safer and more efficient future for all. The company has developed an artificial intelligence (AI) powered technology stack purpose-built for commercial trucking and the public sector. The company delivers freight daily for its customers across the southern United States using its autonomous technology. In 2024, Kodiak became the first known company to publicly announce delivering a driverless semi-truck to a customer. Kodiak is also leveraging its commercial self-driving software to develop, test and deploy autonomous capabilities for the U.S. Department of Defense.

About Ares Acquisition Corporation II

Ares Acquisition Corporation II (NYSE: AACT) is a special purpose acquisition company affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended. These include AACT’s or Kodiak’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Kodiak’s and AACT’s expectations with respect to future performance, the addressable market for Kodiak’s products, Kodiak’s operational and product roadmap and its ability to produce its products at a commercial level, the competitive and regulatory landscape for Kodiak’s products, Kodiak’s estimated target economics, the capitalization of AACT after giving effect to the proposed business combination between AACT and Kodiak (the “proposed business combination”) and expectations with respect to the future performance and the success of the combined company following the consummation of the proposed business combination (the “combined company”). These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Kodiak’s and AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kodiak and AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks related to the rollout of Kodiak’s business and the timing of expected business milestones; the effects of competition on Kodiak’s business; supply shortages in the materials necessary for the production of Kodiak’s products; risks related to working with third-party manufacturers for key components of Kodiak’s products; risks related to the retrofitting of Kodiak’s vehicles by third parties; the termination or suspension of any of Kodiak’s contracts or the reduction in counterparty spending; delays in Kodiak’s operational roadmap with key partners and customers; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the proposed business combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kodiak nor AACT presently know or that Kodiak and AACT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Kodiak’s and AACT’s expectations, plans or forecasts of future events and views as of the date they are made. Kodiak and AACT anticipate that subsequent events and developments will cause Kodiak’s and AACT’s assessments to change. However, while Kodiak and AACT may elect to update these forward-looking statements at some point in the future, Kodiak and AACT specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Kodiak’s or AACT’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Kodiak, AACT, nor any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law. In addition, this press release contains certain information about the historical performance of Kodiak. You should not view information related to the past performance of Kodiak as indicative of future results. Certain information set forth in this press release includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the proposed business combination, AACT and Kodiak plan to file the Registration Statement with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed business combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed business combination. AACT and Kodiak also plan to file other documents and relevant materials with the SEC regarding the proposed business combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of AACT as of the record date to be established for voting on the proposed business combination. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

AACT, Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This press release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. This press release is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

Contacts

Kodiak Media Relations

Daniel Goff

Director of External Affairs

+1 646-515-3933

dan@kodiak.ai

Stacy Morris

PR Consultant

+1 310-415-9188

stacy.morris@futuristacommunications.com

Kodiak Investor Relations

Lauren Sloane

The Blueshirt Group for Kodiak

Lauren@blueshirtgroup.com

Ares Media Relations

Jacob Silber

media@aresmgmt.com

Ares Investor Relations

Carl Drake and Greg Mason

+1 888-818-5298

ir@aresacquisitioncorporationii.com